UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	ZNGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

Amendment

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Zynga Inc. (“Zynga”) on July 2, 2020 (the “Current Report”) disclosing that Zynga had completed its previously announced acquisition of all allotted and issued share capital (including all rights to acquire share capital) of Peak Oyun Yazılım ve Pazarlama Anonim Şirketi, a Turkey joint stock company (“Peak”), pursuant to the Share Sale and Purchase Agreement (the “Agreement”) dated May 31, 2020, between the shareholders (collectively, the “Sellers”) of Peak and Zynga.

This Amendment is being filed solely for the purpose of including the historical audited and unaudited financial statements of Peak and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Current Report in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of foreign businesses acquired. The audited consolidated financial statements of Peak as of and for the year ended December 31, 2019 and December 31, 2018 are filed herewith as Exhibit 99.1.

(b)

Pro forma financial information. The unaudited pro forma condensed combined financial information of Zynga and Peak as of and for the three months ended March 31, 2020 and the year ended December 31, 2019 are filed herewith as Exhibit 99.2.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Güney Bağımsız Denetim ve SMMM A.Ş., Independent Registered Public Accounting Firm
99.1	Audited consolidated financial statements of Peak as of and for the years ended December 31, 2019 and 2018
99.2	Unaudited pro forma condensed combined financial information of Zynga and Peak as of and for the three months ended March 31, 2020 and the year ended December 31, 2019
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZYNGA INC.

Date: August 21, 2020	By:	/s/ Jeff Buckley
Jeff Buckley
Chief Accounting Officer